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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2009

The Tirex Corporation
(Exact name of registrant as specified in its charter)

Delaware	33-17598-NY	22-2824362
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1771 Post Road East Westport, CT 06880
(Mailing Address)

(203) 292-6922
Registrant’s telephone number, including area code

_______________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On or about February 12, 2009, the Tirex Corporation (the «Corporation») filed a quarterly Report on Form 10-Q relating to its financial condition and the results of operations for the three and six month periods ended December 31, 2008. In this report, the Corporation mistakenly stated that the financial statements had been reviewed by our independent accountants, as they had done for the three-month period ending September 30, 2008. In fact, the Corporation did not receive a Review Report from its independent accountants and the statement to this effect was inadvertently not included; the statement from the 10-Q for the quarter ended September 30, 2008, confirming independent review of the September 30 report, was incorrectly carried over into the Corporation’s 10Q filed on February 2, 2009.

The Corporation has opened discussions with its independent accountant, who made us aware of the incorrect disclosure and its effect of non-reliance in a letter to the Corporation dated May 20, 2009, to provide a Review Report for the period ended December 31, 2008.

Management is of the opinion that there are no material differences in the financial statements of September 30, 2008 and those of December 31, 2008.

Management is awaiting the release of the Review Report for the period ended December 31, 2008 and intends to file an amended 10-Q Report for that period to include such report at the earliest possible convenience.

Management is also awaiting the release of the audit opinion with respect to the financial statements for the year ended June 30, 2008 and the release of the Review Report for the three and nine month periods ended March 31, 2009. The Corporation intends to file amended reports on Forms 10-K and 10-Q for these periods as soon as the audit opinion and the Review Report are released.

A copy of this 8-K filing has been provided to our independent account who has consented to its release. A copy of the consent is attached and constitutes an integral part of this filing.

The Corporation acknowledges that:

  The Corporation is responsible for the adequacy and accuracy of the disclosures in its filings.

  That SEC staff comments or changes to disclosure in response to SEC staff comments do not foreclose the Commission (SEC) from taking any action with respect to the filings, and

  The Corporation may not assert SEC staff comments as a defense in any proceeding initiated by the Commission (SEC) or any person under the federal securities laws of the United States of America.

Item 9.01     Financial Statements and Exhibits

Exhibit Number	Description

99.1	Letter from Moore & Associates, Chartered

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  June 10, 2009

The Tirex Corporation

/s/ John L. Threshie Jr.
John L. Threshie Jr.
President